EXHIBIT 99.3
                                   SEPARATION
                                       AND
                               RETENTION AGREEMENT

         This Separation and Retention Agreement ("Agreement") is entered into by and between Mike Meader ("Meader") and Genius Products, Inc. ("Genius" or the "Company"} (collectively the "Parties").

                                    RECITALS

         Meader was employed by the Company as President pursuant to a written employment agreement dated January 3, 2002, and amended October 31, 2003 (the "employment relationship").

         The Company and Meader have mutually agreed that Meader has resigned from his employment with the Company: effective July 28, 2005 ("Separation Date"). In consideration of the resignation, both parties agree to release each other from any and all claims arising from or related to the employment relationship and to enter into this retention arrangement.

         THEREFORE. in consideration of the mutual promises and covenants between the parties, it is agreed by and between the parties as follows:

1.       SEVERANCE
         ---------

         The Company will pay Meader severance for twelve months, totaling TWO HUNDRED SEVENTEEN THOUSAND TWO HUNDRED FIFTY DOLLARS ($217,250.00), subject to standard payroll deductions and withholdings, payable in accordance with regular company payroll practice, and on the same terms and conditions Meader received his salary, beginning at the conclusion of this Agreement, and other consideration contained in the Confidential Settlement Agreement and Mutual Release of Claims signed by the parties this date.

2.        RETENTION AGREEMENT
          -------------------

         Meader shall serve as an employee to the Company under the terms specified below.

         (a)      Retention Services
                  ------------------

         Meader agrees to provide retention services to the Company as an employee in matters related only to the company's music and/or catalog business.

         * Be available to Genius Products management for up to 40 hours per week as needed during the Retention Period. Meader shall be on vacation, and excused from performing any services under this Agreement between August 15 and 22, 2005, inclusive. Meader agrees to exercise the highest degree of professionalism and utilize his expertise and creative talents in performing these services. Meader agrees to make himself available to perform such services throughout the Retention Period. In order to assist the delivery of Meader's services, the Company agrees to reimburse Meader's pre-approved reasonable expenses, if any.


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         (b)      Term
                  ----

                  (1) The employment relationship shall commence on the Separation Date and for a period of sixty (60) days. (the "Retention Period").

                  (2) The Retention Period may be earlier terminated by the Company for Cause. For the purposes of this Section 3, "Cause" shall be defined as (i) Meader's material failure, neglect, or refusal to perform his duties hereunder as Consultant to the Company; (ii) Meader's failure to be available to assist the Company and its attorneys on a full-time basis (forty [40] hours per week} upon request as needed during normal business hours for matters related to the music or catalog business; (iii) gross negligence; (iv) fraud; (v) entering into any arrangement with or providing any services to any company, business, or person other than the Company that produces or markets children's or infant's videos or music; and/or (vi) violation of the confidentiality provisions of the Release to which this Agreement is attached as Exhibit "A." If the Retention Period is terminated by the Company for cause, no further payments will be due under this Agreement. Should the Retention Period be terminated the Company without cause before September 9, 2005, the Company will pay Meader for the time remaining (i.e., if the Retention Period is terminated one week before the termination date, the Company will pay Meader his salary as outlined in this Agreement for one week).

                  (3) The Retention Period may be earlier terminated by Meader by voluntarily terminating his relationship with the Company upon notifying the Company, in writing, at least ten (10) business days in advance. Upon such early termination of the Retention Period as set forth in 2(b)(2) and/or (3), above, the Company's obligation to pay Meader any further salary shall cease immediately. The Retention Period shall not expire before the expiration of its term for any reason other than a reason set forth in this Section 3.

                  (4) In the event that Meader dies or becomes permanently physically or mentally disabled during the Retention Period, and provided the Retention Period has not been terminated for cause by the Company or voluntarily by Meader, or as a result of Employee's violation of Paragraph 6 and/or 8 and/or 10 of this Agreement, any salary earned and unpaid on that date shall be paid to Meader's beneficiary or representative. In the event Meader dies or becomes permanently physically or mentally disabled either during or after the Retention Period and provided the Retention Period has not been terminated as a result of Paragraph 3(b)(4), 6 or 8 of this Agreement, any Stock Options which have vested may be exercised by Meader's beneficiary or representative. Beneficiary means such person or persons designated by Meader to receive any salary and/or exercise his Stock Options in accordance with this paragraph. The designation of the beneficiary shall be made in a writing signed by Meader and in a form acceptable to the Company. Meader may revoke and re-designate the beneficiary at any time.

         (c)      Salary and Benefits
                  -------------------

                  (1) Salary
                      ------

         During the Retention Period, Meader shall receive $18,104.16 per month, in accordance with the Company's regular payroll practices ("Consulting Fees"). In addition, Meader will receive as additional compensation, a commission of two percent (2%) {of all sales of music by



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the Company during the Third Quarter of the current fiscal year, which have been received and approved by the Company. Meader specifically waives any claim under the "procuring cause doctrine," or for any commissions on sales received by the Company after the Retention Period ends.

                  {2) Taxes and Withholding

         The Company will withhold from the salary an appropriate amount for taxes, social security or other payroll deductions Meader acknowledges that he will be entirely responsible for payment of any taxes on his income.

         (d)      Health Insurance Coverage
                  -------------------------

         During the Retention Period, Meader will continue on the Company's medical plan on the same(.) basis as for other employees.

         (e)      Other Compensation/Benefits
                  ---------------------------

         During the Retention Period, Meader shall receive only participation in the Company's Section 401(K) plan, health insurance, life insurance, and disability insurance.

         Meader agrees he shall not receive any right to vacation (or accrual of vacation.) sick leave, PTO, automobile allowance, or holiday pay during the Retention Period.

3.       LIMITATIONS ON AUTHORITY
         ------------------------

         Meader shall have no responsibilities or authority as a consultant to the Company other than as provided for above. During the Retention Period only, Meader may represent himself as former President of the Company, and the Company will represent Meader as its former President., Meader shall not have the authority, nor shall he, sign any contracts for and on behalf of the Company during the Retention Period.

4.       OTHER WORK ACTIVITIES
         ---------------------

         In order to protect the trade secrets and confidential and proprietary information of the Company, Meader agrees that, during the Retention Period, he will not obtain employment, perform work for any business entity, or engage in any other work activity which is in competition, or is preparing to compete, with the Company ("Competitive Activity"). For purposes of this section, performing work for a business entity or engaging in a work activity shall be considered in competion with the Company if (i) such employment or work is in a business in which the Company is actively involved both on the Separation Date and at the time Meader obtains such employment; and (ii) such employment or work involves a business in which the Company plans to engage as of the Separation Date, but only if Meader was actively involved in developing the strategic plans to engage in such business. For purposes of this section, the holding of less than five percent (5%) of the outstanding voting securities of any firm or business organization in competition with the Company shall not constitute activities or services precluded by this paragraph. Meader agrees to notify the Company, in writing, at least ten (10) business days before engaging in any work, during the Retention Period for any business


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purpose other than work for the Company. In the event that Meader is informed by the Company that any such work constitutes Competitive Activity, and he subsequently engages in such Competitive Activity, and he subsequently engages in such Competitive Activity, the Retention Period shall end immediately and all obligations by the Company to pay salary shall end immediately. Such Competitive Activity shall be considered a material breach of this Agreement.

5.       NON-SOLICITATION
         ----------------

         Meader agrees that during the Retention Period, and for one (1) year following the termination of the Retention Period, he will not, either directly or through others, solicit or attempt to solicit any employee, consultant, or independent contractor of the Company to terminate his or her relationship with the Company in order to become an employee, consultant or independent contractor to or for any other person or entity for which Meader is actively seeking employment or by whom Meader is subsequently employed.

6.       COMPANY PROPERTY
         ----------------

On or the end of the Retention Period, Meader agrees to return to the Company all Company documents (and all copies thereof) and other Company property in his possession, or his control, including, but not limited to, Company files, notes, drawings, records, business plans and forecasts, financial information, specifications, computer-recorded information, tangible property, credit cards, entry cards, identification badges and keys; and, any materials of any kind which contain or embody any proprietary or confidential material of the Company (and all reproductions thereof).

7.       PROPRIETARY INFORMATION OBLIGATIONS
         -----------------------------------

Meader acknowledges that all confidential materials, records and documents, including, without limitation, all company property, files, e-mails and other electronic information concerning the Company that have come into Meader's possession during his employment with the Company will be returned to Employer on or before the end of the Retention Period- Meader agrees not to disclose to an person or entity, including any competitor of the Company and any future employer, any of the Company's trade secrets, attorney-client communications, or other confidential information. Meader acknowledges all the Company's property obtained during the course of his employment with the Company has been, or will be, returned to the Company. Meader further agrees that he will not, for any reason, disclose to others for the benefit of anyone other than the Company any trade secret, confidential or proprietary information, including, without limitation. information relating to the Company's customers, employees, consultants, affiliates, products. know-how, techniques, intellectual property, computer systems, programs, policies and procedures, software programs, research projects, future developments, costs, profits, pricing and/or marketing, or customer business information. Meader further understands and agrees that the use of any trade secret, confidential or proprietary information belonging to the Company shall be a material breach of this Agreement.

8.       NON-DISPARAGEMENT
         -----------------

         Meader and the Company agree that neither party will at any time disparage the other in any manner likely to be harmful to the other party, its business reputation, or the personal or



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business reputation of its directors, shareholders, and employees, provided that each party shall respond accurately and fully to any question, inquiry, or request for information when required by legal process.

9.       CONFIDENTIALITY
         ---------------

         The provisions of this Agreement shall be held in strictest confidence by Meader and the Company and shall not be publicized or disclosed in any manner whatsoever. Notwithstanding the prohibition in the preceding sentence: (i) Meader may disclose this Agreement, in confidence, to his immediate family; (ii) the Parties may disclose this Agreement in confidence to their respective attorneys, accountants, auditors. tax preparers, and financial advisors; (iii) the Company may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; (iv) the parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law; and the Company may disclose the terms of this Agreement to Directors and management level employees on a need to know basis. In particular (and without limitation), Meader agrees not to discuss this Agreement with present or former Company employees or other personnel, except to the extent necessary to explain his consulting relationship with the Company or to carry out his duties under this Agreement.

10.      NOTICES
         -------

         Any notices provided hereunder must be in writing and such notices or any other written communication shall be deemed effective to have been received (i} upon delivery in person, (ii) on the fifth (5th) day after mailing by certified mail, return receipt requested and postage prepaid, or (iii) on the 2nd day after depositing it with a commercial overnight carrier which provides verification of delivery, as follows:

         To the Company:

         Genius Products, Inc.
         740 Lomas Santa Fe Drive, Suite 210 Solana
         Reach, CA 92075

         To Mike Meader:

         5042 Wel1worth Point
         San Diego, CA 92130

11.      SEVERABILITY
         ------------

         If any provision of this Agreement, or part, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts, which may he given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.



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12.      WAIVER
         ------

         If either party should waive any breach of any provisions of this Agreement, he, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

13.      COMPLETE AGREEMENT
         ------------------

         This Agreement constitutes the entire agreement between Meader and the Company and it is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein Each party has carefully read this Agreement, has been afforded the opportunity to be advised of its meaning and consequences by their respective attorneys, and signed the same of their own free will. This Agreement may be changed only upon the mutual written consent of the Company and Meader. This Agreement shall not affect, supersede or release any provisions of the Settlement Agreement and Mutual Release of Claims, entered into contemporaneously between the parties; nor shall it affect, supersede or release any rights or obligations arising from any of the Company's. stock option plans, or any documents pertaining to Meader's stock options, warrants or shares of the Company stock.

14.      COUNTERPARTS
         ------------

         This Agreement may be signed in counterparts. A facsimile signature shall have the same force and effect as an original signature, and trigger the obligations under this Agreement.

15.      HEADINGS
         --------

         The headings of the sections and paragraphs hereof are inserted for convenience only and scale not be deemed to affect the meaning of such language.

16.      SUCCESSORS AND ASSIGNS
         ----------------------

         This Agreement is intended to bind and inure to the benefit of and be enforceable by Meader and the Company, and their respective successors, assigns, heirs, executors and administrators, except that Meader may not assign any of his duties hereunder and he may not assign any of her rights without the written consent of the Company.

17.      ATTORNEYS' FEES
         ---------------

         If either party hereto brings any action to enforce their rights hereunder, the prevailing party in any such action shall he entitled to recover their reasonable attorneys' fees and costs incurred in connection with such action.

18.      MEDIATION
         ---------

         In order to ensure rapid and economical resolution of any dispute which may arise under this Agreement, Employee and the Company agree that before any lawsuit is filed, any and all disputes or controversies, arising from or regarding the interpretation, performance, enforcement or termination of this Agreement shall be mediated in San Diego, California before the Hon. Vincent DiFiglia (Ret.) or any other mutually agreeable arbitrator- The Parties shall share the cost of mediation equally.

19.      AMBIGUITIES
         -----------

         This Agreement has been reviewed by the parties and their attorneys. The parties have had full opportunity to negotiate the terms and conditions of this Agreement, Accordingly, the parties expressly waive any common-law or statutory rule of construction that ambiguities should be constructed against the drafter of this Agreement, and agree, covenant and represent that the language in all parts of this Agreement shall be in all cases construed as a whole, according to its fair meaning.

20.      CHOICE OF LAW
         -------------

         This Agreement has been negotiated and executed in the State of California and is to be performed in San Diego, California. This Agreement shall be governed and interpreted in accordance with the laws of the State of California, including all matters of construction, validity, performance and enforcement, without regard to California's conflict of laves rules.

21.      WAIVER OF BREACH; SPECIFIC PERFORMANCE
         --------------------------------------

         The waiver by the Company or Meader of a breach of any provision of this Agreement by the other party shall not operate, or be construed, as a waiver of any other breach by such other party. Each of the parties to this Agreement will be entitled to enforce his or its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in his or its favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions or this Agreement and that any party may in his or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

22.      ELECTION OF COUNTERPARTS; FACSIMILE SIGNATURES
         ----------------------------------------------

         This Agreement may he executed in counterparts, and it-so executed and delivered, all of-the counterparts together shall constitute one and the same Agreement.

23.      MISCELLANEOUS PROVISIONS
         ------------------------

         (a) The Parties represent that the have read this Agreement and full understand all of its terms; that they have conferred with their attorneys_ of have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of such rights.

         (b) The Parties acknowledge that no representations, statements, or promises made by the other party, or by their representative agents or attorneys, have been relied on in entering into this agreement.

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates indicated below.


DATED: 7/29, 2005                       /s/ Mike Meader
                                        ----------------------------------------
                                        MIKE MEADER


DATED: 7/29, 2005                       GENIUS PRODUCTS, INC.

                                        /s/ signature
                                        ----------------------------------------
                                        By:
                                        Its: